Execution Version

SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is dated and effective as of October 15, 2009, by and among PARKING COMPANY OF AMERICA AIRPORTS, LLC (“PCAA”), PARKING COMPANY OF AMERICA AIRPORTS PHOENIX, LLC (“PCAA Phoenix”), PCAA SP, LLC (“PCAA SP”), and PCA AIRPORTS, LTD. (“PCAA Texas” and, together with PCAA, PCAA Phoenix, and PCAA SP, individually and collectively as the context requires, the “Borrowers”), PCAA PARENT, LLC, a Delaware limited liability company (the “Guarantor”), DEKABANK DEUTSCHE GIROZENTRALE, in its capacity as holder of Note A-1 (“Deka”), DEUTSCHE HYPOTHEKENBANK AG, in its capacity as holder of Note A-2 (“Hypo”), and ING REAL ESTATE FINANCE (USA) LLC, in its capacity as holder of Note A-3 (“ING” and together with Deka and Hypo, the “Note A Co-Lenders”), CAPMARK FINANCE, INC., in its capacity as holder of Note B-1 (“CFI”), CAPMARK STRUCTURED REAL ESTATE, LTD., in its capacity as holder of Note B-2 (“CSRE” and together with CFI, the “Note B Co-Lenders”) (the Note A Co-Lenders and the Note B Co-Lenders collectively, the “Lenders”), ING REAL ESTATE FINANCE (USA) LLC, in its capacity as agent for the Note A Co-Lenders (the “Note A Agent”) and in its capacity as administrative agent (the “Administrative Agent”) and CAPMARK FINANCE, INC., in its capacity as agent for the Note B Co-Lenders (“Note B Agent” and together with the Note A Agent and the Administrative Agent, the “Agents”).

RECITALS

WHEREAS, the parties hereto are parties to that certain Forbearance Agreement dated as of June 10, 2009 (the “Forbearance Agreement”) as amended August 30, 2009 by the First Amendment thereto (the “First Amendment”); and

WHEREAS, the parties hereto desire to amend the Forbearance Agreement in certain respects as provided herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Forbearance Agreement, as amended by this Amendment and the First Amendment.

SECTION 2. Amendment to Forbearance Agreement. The definition of “Expiration Date” in Section 1.1 of the Forbearance Agreement, as amended by Section 2.2 of the First Amendment, is hereby deleted in its entirety and replaced with the following:

“’Expiration Date’ shall mean November 6, 2009.”

SECTION 3. Representations and Warranties. As of the date first written above, all representations and warranties of each of Borrowers and the Guarantor contained in the Forbearance Agreement, as amended hereby, are true and correct in all material respects and each such party hereby confirms as to itself each such representation and warranty made by it or him with the same effect as if set forth in full herein.

SECTION 4. No Modification. No provision of this Amendment may be modified, amended, waived or extended except by an agreement in writing signed by all of the parties hereto.

SECTION 5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 6. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL, IN ALL RESPECTS, BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF THE STATE OF NEW YORK.

SECTION 8. Miscellaneous. Upon the effectiveness of this amendment, each reference in the Forbearance Agreement to “this Agreement”, “hereunder”, “hereof, “herein”, or words of like import shall mean and be a reference to the Forbearance Agreement as amended hereby and by the First Amendment, and each reference to the Forbearance Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Forbearance Agreement shall mean and be a reference to the Forbearance Agreement as amended hereby and by the First Amendment. Except as specifically amended above and by the First Amendment, the Forbearance Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 9. Release. The Borrower and the Guarantor hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Amendment or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Loan Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations related to the Loan Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby or (iii) any matter related to the foregoing, in each case, prior to the execution of this Amendment.

[Signature pages attached]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

borrowers:

parking company of america	parking company of america
airports, LLC, a Delaware limited liability	airports phoenix, LLC, a Delaware limited
company	liability company

By: PCAA Parent, LLC, a Delaware limited	By: PCAA Parent, LLC, a Delaware limited
liability company, its sole member	liability company, its sole member

By:	/s/ Charles Huntzinger	By:	/s/ Charles Huntzinger
	Name: Charles Huntzinger		Name: Charles Huntzinger
	Title: Chief Executive Officer		Title: Chief Executive Officer

State Identification Number: 3561583	State Identification Number: 3561638
Tax Identification Number: 55-0799249	Tax Identification Number: 73-1678343

pcaa sp, LLC, a Delaware limited liability	pca airports, ltd, a Texas limited
company	partnership

By: PCAA Parent, LLC, a Delaware limited	By: PCAA GP, LLC, a Delaware limited liability
liability company, its sole member	company, its general partner

By: PCAA Parent, LLC, a Delaware limited
By:	/s/ Charles Huntzinger	liability company, its sole member
Name: Charles Huntzinger
Title: Chief Executive Officer

	By:	/s/ Charles Huntzinger
State Identification Number: 4005464		Name: Charles Huntzinger
Tax Identification Number: 20-3223465		Title: Chief Executive Officer

State Identification Number: 800143785
Tax Identification Number: 73-167348

GUARANTOR:
PCAA PARENT, LLC, a Delaware limited liability company

By:	/s/ Charles Huntzinger
Name: Charles Huntzinger
Title: Chief Executive Officer

NOTE A AGENT AND LENDER:

ING REAL ESTATE FINANCE (USA) LLC

By:	/s/ Maria D. Kastanis
Name: MARIA D. KASTANIS
Title: SENIOR DIRECTOR

By:	/s/ Yelena Kharnas
Name: YELENA KHARNAS
Title: VICE PRESIDENT

NOTE A LENDERS:

DEUTSCHE HYPOTHEKENBANK AG

By:	/s/ Dirk Wilke
Name: Dirk Wilke
Title: authorized officer

By:	/s/ Frank Müller
Name: Frank Müller
Title: authorized officer

DEKABANK DEUTSCHE GIROZENTRALE

By:
Name:
Title:

By:
Name:
Title:

S-4

NOTE A LENDERS:

DEUTSCHE HYPOTHEKENBANK AG

By:
Name:
Title:

By:
Name:
Title:

DEKABANK DEUTSCHE GIROZENTRALE

By:	/s/ Burkhard Mau
Name: Burkhard Mau
Title: Executive Director

By:	/s/ Krowsbein
Name: KROWSBEIN
Title: SENIOR ASSOCIATE

NOTE B AGENT AND LENDERS:

CAPMARK FINANCE INC.

By:	/s/ David Blum
Name: David Blum
Title: Vice President

CAPMARK STRUCTURED REAL ESTATE, LTD.

By:	/s/ David Blum
Name: David Blum
Title: Vice President